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                               FIFTH THIRD FUNDS

                              Money Market Funds

                    Supplement dated September 17, 2001 to
Money Market Institutional Shares and Money Market and Stock and Bond Investment
  A, B, and C Shares Prospectuses dated November 30, 2000, and the Fifth Third
      Funds Institutional, Advisor, Service, Investment A, B, and C Shares
                       Prospectuses dated June 15, 2001

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

Under the heading "Purchasing and Selling Fund Shares" on page 9 of the Money Market Institutional prospectus, page 50 of the Money Market and Stock and Bond Investment A, B, and C prospectus, and page 52 of the Fifth Third Institutional, Advisor, Service, Investment A, B, and C prospectus the following disclosure is inserted at the end of the paragraph that discloses when NAV is calculated.

From September 14, 2001, until the reopening of the New York Stock Exchange (the "NYSE"), for the U.S. Treasury Money Market Fund, Government Money Market Fund, Prime Money Market Fund, Tax Exempt Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, and Michigan Municipal Money Market Fund, a Business Day will be any day that the Federal Reserve Wire System is open for business, unless the Fund determines that being open for business is not in the best interest of shareholders. Purchase and redemption deadlines for the U.S. Treasury Money Market Fund and Prime Money Market Funds will be 12:00 noon Eastern time. These Funds will resume trading at their normal deadlines when the NYSE opens and market conditions return to normal.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE